Exhibit 1


                  JOINT FILING AGREEMENT AND POWER OF ATTORNEY


     (i) Joint Filing. Each of the undersigned persons does hereby agree to jointly file with the Securities and Exchange Commission a Schedule 13D on behalf of each of them with respect to their beneficial ownership of class A common shares of beneficial interest, $1.00 par value, in Capital Trust.

     (j) Power of Attorney. Know all persons by these presents that each person whose signature appears below constitutes and appoints Samuel Zell and John R. Klopp, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments to the Schedule 13D filed on behalf of each of them with respect to their beneficial ownership of securities of Capital Trust, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such person or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  July 25, 1997


                                   CalREIT Investors Limited Partnership

                                   By:  SZ Investments, LLC
                                        its general partner

                                        By: Zell General Partnership, Inc.,
                                            its managing member

                                            By:   /s/ Samuel Zell
                                               -------------------------------
                                                 Name:   Samuel Zell
                                                 Title:  President

                                   SZ Investments, LLC

                                        By: Zell General Partnership, Inc.,
                                            its managing member

                                            By:   /s/ Samuel Zell
                                               -------------------------------
                                                 Name:   Samuel Zell
                                                 Title:  President

617501.1

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                                   Zell General Partnership, Inc.

                                        By:  /s/ Samuel Zell
                                            -----------------------------------
                                            Name:    Samuel Zell
                                            Title:   President

                                   Samuel Zell Revocable Trust

                                        By:  /s/ Samuel Zell
                                            -----------------------------------
                                            Name:    Samuel Zell
                                            Title:   Trustee

                                   Samuel Zell

                                        By:  /s/ Samuel Zell
                                            -----------------------------------
                                            Name:    Samuel Zell
                                            Title:   Samuel Zell



617501.1

                                   V2 Holdings LLC

                                   By:  John R. Klopp
                                        its member

                                        /s/  John R. Klopp
                                        ----------------------------
                                             John R. Klopp


                                        John R. Klopp

                                        /s/  John R. Klopp
                                        ----------------------------
                                             John R. Klopp


                                        Craig M. Hatkoff

                                        /s/ Craig M. Hatkoff
                                        ----------------------------
                                            Craig M. Hatkoff

617501.1